Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of OneWater Marine Inc. (the “Company”) for the quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack Ezzell, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2026	By:	/s/ Jack Ezzell
Jack Ezzell
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)